SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549


                                   Form 8-K/A

                               Amendment No. 1 to

                                 Current Report


         Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Original Report:  March 31, 1998



                      APPLE RESIDENTIAL INCOME TRUST, INC.
             (Exact name of registrant as specified in its charter)


         VIRGINIA                333-10635                 54-1816010
         (State of              (Commission               (IRS Employer
          Incorporation)         File Number)             Identification No.)


         306 East Main Street
         Richmond, Virginia                          23219
         (Address of principal                       (Zip Code)
          executive offices)



              Registrant's telephone number, including area code:
                                 (804) 643-1761

                      APPLE RESIDENTIAL INCOME TRUST, INC.

                                   FORM 8-K/A

                                     Index

                                                                      Page No.
                                                                      --------

Item 7.           Financial Statements, Pro Forma Financial
                  Information and Exhibits

         a.       Independent Auditors' Report
                  (Copper Ridge Apartments)

                  Historical Statement of Income
                  and Direct Operating Expenses
                  (Copper Ridge Apartments)

                  Note to Historical Statement of Income
                  and Direct Operating Expenses
                  (Copper Ridge Apartments)

         b.       Pro Forma Consolidated Balance Sheet as of
                  December 31, 1997 (unaudited)

                  Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997
                  (unaudited)

         c.       Exhibit

                  23.1     Consent of Independent Auditors
                           (Copper Ridge Apartments)

         The Company hereby amends Items 7.a., 7.b. and 7.c. of its Current Report on Form 8-K dated March 31, 1998 as follows:

                                   ITEM 7.a.

                       [L.P. MARTIN & COMPANY LETTERHEAD]
                           A PROFESSIONAL CORPORATION
                          CERTIFIED PUBLIC ACCOUNTANTS
                              4132 INNSLAKE DRIVE
                           GLEN ALLEN, VIRGINIA 23060
                             PHONE: (804) 346-2626
                              FAX: (804) 346-9311



                          INDEPENDENT AUDITORS' REPORT









The Board of Directors
Apple Residential Income Trust, Inc.
Richmond, Virginia





     We have audited the accompanying statement of income and direct operating expenses exclusive of items not comparable to the proposed future operations of the property Copper Ridge Apartments located in Fort Worth, Texas for the twelve month period ended February 28, 1998. This statement is the responsibility of the management of Copper Ridge Apartments. Our responsibility is to express an opinion on this statement based on our audit.



     We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the statement. We believe that our audit provides a reasonable basis for our opinion.



     The accompanying statement was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission (for inclusion in a filing by Apple Residential Income Trust, Inc.) and excludes material expenses, described in Note 2 to the statement, that would not be comparable to those resulting from the proposed future operations of the property.



     In our opinion, the statement referred to above presents fairly, in all material respects, the income and direct operating expenses of Copper Ridge Apartments (as defined above) for the twelve month period ended February 28, 1998, in conformity with generally accepted accounting principles.





Richmond, Virginia
April 14, 1998
                                                /s/ L.P. Martin & Co., P.C.

                            COPPER RIDGE APARTMENTS



         STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES EXCLUSIVE OF
                  ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY

                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1998



INCOME

         Rental and Other Income                                   $ 914,447
                                                                   ---------

DIRECT OPERATING EXPENSES
-------------------------
         Administrative and Other                                    147,011
         Insurance                                                    19,847
         Repairs and Maintenance                                     282,042
         Taxes, Property                                              99,861
         Utilities                                                   160,565
                                                                     --------


                  TOTAL DIRECT OPERATING EXPENSES                    709,326
                                                                     --------

                  Operating income exclusive of items not
                  comparable to the proposed future operations
                  of the property                                  $ 205,121
                                                                   =========



               See accompanying notes to the financial statement.

                            COPPER RIDGE APARTMENTS



         NOTES TO THE STATEMENT OF INCOME AND DIRECT OPERATING EXPENSES
            EXCLUSIVE OF ITEMS NOT COMPARABLE TO THE PROPOSED FUTURE
                           OPERATIONS OF THE PROPERTY


                  TWELVE MONTH PERIOD ENDED FEBRUARY 28, 1998





NOTE 1 - ORGANIZATION



Copper Ridge Apartments is a 200 unit garden style apartment complex located on approximately 7.0 acres in Fort Worth, Texas. The assets comprising the property were owned by Copper Limited Partnership, an entity unaffiliated with Apple Residential Income Trust, Inc., during the financial statement period. Apple Residential Income Trust, Inc. purchased the property March 31, 1998.


NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICES



Revenue  and  Expense  Recognition  -  The  accompanying   statement  of  rental
operations has been prepared using the accrual method of accounting. In accordance with Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, the statement of income and direct operating expenses excludes interest and non rent related income and expenses not considered comparable to those resulting from the proposed future operations of the property. Excluded expenses are mortgage interest, property depreciation, and management fees.



Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.



Repairs and Maintenance - Repairs and maintenance costs are expensed as incurred, while significant improvements, renovations and replacements are capitalized.



Advertising - Advertising costs are expensed in the period incurred.



NOTE 3 - RELATED PARTY TRANSACTIONS



Repairs and maintenance includes $25,963 paid to an affiliate for various work performed at the property by the affiliate's employee staff.

                                   ITEM 7.b.

Pro Forma Consolidated Balance Sheet as of December 31, 1997 (unaudited) The Unaudited Pro Forma Consolidated Balance Sheet gives effect to the 3 property acquisitions during 1998 as having occurred on December 31, 1997.

The Unaudited Pro Forma Consolidated Balance Sheet is presented for comparative purposes only and is not necessarily indicative of what the actual financial position of the Company would have been at December 31, 1997, nor does it purport to represent the future financial position of the Company. This Unaudited Pro Forma Consolidated Balance Sheet should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements.



                                                                                                    Copper
                                                   Historical        Main Park      Timberglen       Ridge
                                                     Balance         Pro Forma       Pro Forma     Pro Forma         Total
                                                      Sheet         Adjustments     Adjustments   Adjustments      Pro Forma
                                                 ----------------------------------------------------------------------------
Date of acquisition                                                    2/4/98         2/13/98       3/31/98

ASSETS
Investment in rental property
   Land                                           $ 15,396,823       $   571,200   $  2,448,000   $   784,635   $  19,200,658
   Building and improvements                        73,113,886         7,588,800      9,792,000     3,830,865      94,325,551
   Furniture and fixtures                            1,123,639                 -              -             -       1,123,639
                                                 -----------------------------------------------------------------------------
                                                    89,634,348         8,160,000     12,240,000     4,615,500     114,649,848
   Less accumulated depreciation                    (1,898,003)                -              -             -      (1,898,003)
                                                 -----------------------------------------------------------------------------
                                                    87,736,345         8,160,000     12,240,000     4,615,500     112,751,845

   Cash and cash equivalents                        24,162,572        (8,160,000)   (12,240,000)            -       3,762,572
   Prepaid expenses                                    142,581                 -              -             -         142,581
   Other assets                                        444,022                 -              -             -         444,022
                                                 -----------------------------------------------------------------------------
                                                    24,749,175        (8,160,000)   (12,240,000)            -       4,349,175
                                                 -----------------------------------------------------------------------------

Total Assets                                     $ 112,485,520       $         -   $          -   $ 4,615,500   $ 117,101,020
                                                 =============================================================================

LIABILITIES AND SHAREHOLDERS' EQUITY
Liabilities
   Accounts payable                              $     536,324                 -              -             -   $     536,324
   Accrued expenses                                  2,143,888                 -              -             -       2,143,888
   Rents received in advance                            70,051                 -              -             -          70,051
   Tenant security deposits                            394,702                 -              -             -         394,702
                                                 -----------------------------------------------------------------------------
                                                     3,144,965                 -              -             -       3,144,965

Shareholders' equity
   Common stock                                    109,090,459                 -              -   $ 4,615,500     113,705,959
   Class B convertible stock                            20,000                 -              -             -          20,000
   Receivable from officer-shareholder                 (20,000)                -              -             -         (20,000)
   Distributions greater than  net income              250,096                 -              -             -         250,096
                                                 -----------------------------------------------------------------------------
                                                   109,340,555                 -              -     4,615,500     113,956,055
                                                 -----------------------------------------------------------------------------

Total Liabilities and Shareholders' Equity       $ 112,485,520       $         -   $          -   $ 4,615,500   $ 117,101,020
                                                 =============================================================================


Notes to Pro Forma Balance Sheet
Pro Forma adjustments represent the purchase price of the related property , including the 2% acquisition fee to Cornerstone Realty Income Trust, Inc. allocated between land and building. Adjustments to cash and common stock reflect the use of net proceeds from sales of common stock from the Company's continuous offering.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The Unaudited Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 is presented as if the 12 property acquisitions during 1997 and the 3 property acquisitions during 1998 had occurred on January 1, 1997. The Unaudited Pro Forma Consolidated Statement of Operations assumes the Company qualifying as a REIT, distributing at least 95% of its taxable income, and, therefore, incurring no federal income tax liability for the period presented. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

The Unaudited Pro Forma Consolidated Statement of Operations is presented for comparative purposes only and is not necessarily indicative of what the actual results of the Company would have been for the year ended December 31, 1997 if the acquisitions had occurred at the beginning of the period presented, nor does it purport to be indicative of the results of operations in future periods. The Unaudited Pro Forma Consolidated Statement of Operations should be read in conjunction with, and is qualified in its entirety by, the respective historical financial statements and notes thereto of the Company.



                                                                      Historical              1997
                                                                     Statement of         Acquisitions          Pro Forma
                                                                      Operations           Adjustments         Adjustments
                                                                 --------------------------------------------------------------
Date of Acquisition                                                           -                    -                   -


Rental income                                                       $12,005,968          $ 5,392,558                   -
Rental expenses:
                Property and maintenance                              3,571,484            1,982,189                   -
                Taxes and insurance                                   1,765,741              706,939                   -
                Property management                                     656,267                    -           $ 295,813   (A)
                General and administrative                              351,081                    -              67,262   (B)
                Amortization                                             28,490                    -                   -
                Depreciation of rental property                       1,898,003                    -             792,074   (C)
                                                                 --------------------------------------------------------------

Total expenses                                                        8,271,066            2,689,128           1,155,149

Income before interest income (expense)                               3,734,902            2,703,430          (1,155,149)
Interest income                                                         222,676                    -                   -
Interest expense                                                       (458,384)                   -                   -
                                                                 --------------------------------------------------------

Net income                                                           $3,499,194          $ 2,703,430         ($1,155,149)

Basic and diluted earnings per common share                               $0.54
                                                                         ======

Wgt. avg. number of common shares outstanding                         6,493,114                                3,106,405   (D)
                                                                     ==========                           ====================







                                                                  Pro Forma            Main Park           Timberglen
                                                                 Before 1998           Pro Forma           Pro Forma
                                                                 Acquisitions         Adjustments         Adjustments
                                                                -----------------------------------------------------------
Date of Acquisition                                                       -                 2/4/98              2/13/98


Rental income                                                   $17,398,526               $ 1,469,496          $ 1,954,938
Rental expenses:
                Property and maintenance                          5,553,673                   536,090              477,771
                Taxes and insurance                               2,472,680                   225,564              258,159
                Property management                                 952,080                          -                   -
                General and administrative                          418,343                          -                   -
                Amortization                                         28,490                          -                   -
                Depreciation of rental property                   2,690,077                          -                   -
                                                                -------------          ------------------------------------

Total expenses                                                   12,115,343                   761,654              735,930

Income before interest income (expense)                           5,283,183                   707,842            1,219,008
Interest income                                                     222,676                          -                   -
Interest expense                                                   (458,384)                         -                   -
                                                                -------------          ------------------------------------

Net income                                                       $5,047,475                  $707,842           $1,219,008

Basic and diluted earnings per common share                           $0.53
                                                                     ======

Wgt. avg. number of common shares outstanding                     9,599,519
                                                                ===========








                                                                     Copper
                                                                     Ridge
                                                                   Pro Forma                 Pro Forma                 Total
                                                                  Adjustments               Adjustments              Pro Forma
                                                                ----------------------------------------------------------------
Date of Acquisition                                                     3/31/98                     -                          -


Rental income                                                           $914,447                    -                $21,737,407
Rental expenses:
                Property and maintenance                                 589,618                    -                  7,157,152
                Taxes and insurance                                      119,708                    -                  3,076,111
                Property management                                            -            $ 237,824      (A)         1,189,904
                General and administrative                                     -               62,539      (B)           480,882
                Amortization                                                   -                    -                     28,490
                Depreciation of rental property                                -              771,333      (C)         3,461,410
                                                                ----------------------------------------------------------------

Total expenses                                                           709,326            1,071,696                 15,393,949

Income before interest income (expense)                                  205,121           (1,071,696)                 6,343,458
Interest income                                                                -                    -                    222,676
Interest expense                                                               -                    -                   (458,384)
                                                                --------------------------------------             --------------

Net income                                                              $205,121          ($1,071,696)                $6,107,750

Basic and diluted earnings per common share                                                                                $0.49
                                                                                                                           =====

Wgt. avg. number of common shares outstanding                                               2,875,345      (D)        12,474,864
                                                                                =====================                ===========









(A) Represents the property management fees of 5% of rental income and processing costs equal to $2.50 per apartment per month charged by the external management company for the period not owned by the Company.
(B) Represents the advisory fee of .25% of accumulated capital contributions under the "best efforts" offering for the period of time not owned by the Company.
(C) Represents the depreciation expense of the properties acquired based on the purchase price, excluding amounts allocated to land, for the period of time not owned by the Company. The weighted average life of the property depreciated was 27.5 years.
(D) Represents additional common shares assuming the properties were acquired on January 1, 1997 with the net proceeds from the "best efforts" offering of $9 per share (net $7.83 per share) for the first $15 million and $10 per share (net $8.70 per share) above $15 million.

Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997 (unaudited)

The following schedule provides detail of 1997 acquisitions by property included in the Pro Forma Consolidated Statement of Operations for the year ended December 31, 1997.



                                                   Brookfield      Eagle Crest         Tahoe         Mill Crossing      Polo Run
                                                   Pro Forma        Pro Forma        Pro Forma         Pro Forma       Pro Forma
                                                  Adjustments      Adjustments      Adjustments       Adjustments     Adjustments
                                                ---------------------------------------------------------------------------------
Date of Acquisitions                                1/31/97          1/31/97          1/31/97           2/28/97          03/31/97

Rental income                                        $99,879         $266,385         $100,023          $151,389         $326,137
Expenses
               Property and maintenance               32,430           74,735           51,643            77,882          121,983
               Taxes and insurance                    12,720           36,546           12,099            19,230           40,508
               Property management                         -                -                -                 -                -
               General and administrative                  -                -                -                 -                -
               Depreciation of real estate                 -                -                -                 -                -
               Amortization                                -                -                -                 -                -
                                                   ------------------------------------------------------------------------------
                                                      45,150          111,281           63,742            97,112          162,491

Income before interest income                         54,729          155,104           36,281            54,277          163,646

               Interest income                             -                -                -                 -                -
               Interest expense                            -                -                -                 -                -
                                                   ------------------------------------------------------------------------------

Net income                                           $54,729         $155,104          $36,281           $54,277         $163,646
                                                   ==============================================================================








                                                           Wildwood          Toscana         The Arbors       Paces Cove
                                                          Pro Forma         Pro Forma        Pro Forma        Pro Forma
                                                         Adjustments       Adjustments      Adjustments      Adjustments
                                                         ---------------------------------------------------------------------
Date of Acquisitions                                       03/31/97         03/31/97          4/25/97          6/30/97

Rental income                                              $202,389          $270,812         $460,338         $916,348
Expenses
               Property and maintenance                      78,111            82,722          102,132          314,521
               Taxes and insurance                           25,216            35,674           60,729          128,306
               Property management                                -                 -                -                -
               General and administrative                         -                 -                -                -
               Depreciation of real estate                        -                 -                -                -
               Amortization                                       -                 -                -                -
                                                         ---------------------------------------------------------------------
                                                            103,327           118,396          162,861          442,827

Income before interest income                                99,062           152,416          297,477          473,521

               Interest income                                    -                 -                -                -
               Interest expense                                   -                 -                -                -
                                                         ---------------------------------------------------------------------

Net income                                                  $99,062          $152,416         $297,477         $473,521
                                                         =====================================================================







                                                                                                 Copper
                                                             Chaparosa        Riverhill         Crossing
                                                             Pro Forma        Pro Forma        Pro Forma          Total
                                                            Adjustments      Adjustments      Adjustments       Pro Forma
                                                          -------------------------------------------------------------------
Date of Acquisitions                                           8/6/97           8/6/97          11/25/97

Rental income                                                $ 801,713        $ 892,295        $ 904,850      $5,392,558
Expenses
               Property and maintenance                        286,943          338,906          420,181       1,982,189
               Taxes and insurance                              97,242          124,028          114,641         706,939
               Property management                                   -                -                -               0
               General and administrative                            -                -                -               0
               Depreciation of real estate                           -                -                -               0
               Amortization                                          -                -                -               0
                                                          ---------------------------------------------------------------
                                                               384,185          462,934          534,822       2,689,128

Income before interest income                                  417,528          429,361          370,028       2,703,430

               Interest income                                       -                -                -
               Interest expense                                      -                -                -
                                                          ---------------------------------------------------------------

Net income                                                    $417,528         $429,361         $370,028      $2,703,430
                                                          ===============================================================

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report on Form 8-K/A to be signed on its behalf by the undersigned hereunto duly authorized.

                                            APPLE RESIDENTIAL INCOME TRUST, INC.


Date: April 30, 1998           By:/s/ Glade M. Knight
                                  -------------------
                                 Glade M. Knight
                                 President of
                                 Apple Residential Realty Income
                                 Trust, Inc.

                                   ITEM 7.c.

                                 EXHIBIT INDEX

                      Apple Residential Income Trust, Inc.

                  Form 8-K/A to Form 8-K dated March 31, 1998


Exhibit Number             Exhibit                                Page Number
--------------             -------                                ------------


23.1                       Consent of Independent Auditors
                           (Copper Ridge Apartments)